UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

 PURSUANT TO SECTION 13 OR 15(d) OF THE

 SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  February 20, 2007

New Horizons Worldwide, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-17840	22-2941704
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1900 S. State College Blvd., Suite 200, Anaheim, CA 92806

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code (714) 940-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see  General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

On February 20, 2007, New Horizons Worldwide, Inc. (the “Company”) issued a press release announcing the filing of a Current Report on Form 8-K containing a Financial and Informational Report, which included financial results for the fourth quarter and year ended December 31, 2005.  A copy of the press release is attached to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.  The information contained in this Form 8-K (including the exhibit hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

99.1          Press release dated February 20, 2007 announcing the filing of a Current Report on Form 8-K containing the Financial and Informational Report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

New Horizons Worldwide, Inc.

Date: February 20, 2007	By:	/s/	Charles M. Caporale
Charles M. Caporale
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press release dated February 20, 2007 announcing the filing of a Current Report on Form 8-K containing the Financial and Informational Report.